Exhibit 10.66

Translated From Japanese

Loan Plan	Mizuho Bank Co Ltd.
Global Hotline, Inc. and Mizuho Bank Co Ltd.	Kanda Branch
1-13-12 Nishishinjuku, Shinjuku-ku, Tokyo 160-0023	1-1 Kanda Ogawa-machi, Chiyoda-ku, Tokyo 101-0052 Tel: 03-3255-2351

Repayment Schedule	Creation Date	Initial Borrowing Date	Deed Expiration	Initial Amount Borrowed	Interest Rate

(Loan on deed)	12/28/07	12/28/07	6/30/08	150,000,000	2.37500% Before Update

	Transaction No.		Repayment Acct. No.

	1122673-00002-01-2001067		108 (Regular) 1120230

Payment Date	Payment Amount (a+b)	Debt Balance	(a) Amount of Repayment for Principal (b) Amount of Interest	Interest Calculation Period (Days) Principal Used for Calculation
				mm-dd	mm-dd	dd
12/28/07	Loan	150,000,000
				12/28/08	131	35
12/28/07	341,609	150,000,000	341,609	150,000,000
			25,000,000	21	229	29
1/31/08	25,235,873	125,000,000	235,873	125,000,000
			25,000,000	31	331	31
2/29/08	25,201,712	100,000,000	201,712	100,000,000
			25,000,000	41	430	30
3/31/08	25,146,404	75,000,000	146,404	75,000,000
			25,000,000	51	62	33
4/30/08	25,107,363	50,000,000	107,363	50,000,000
Holiday			25,000,000	63	630	28
5/31/08	25,045,567	25,000,000	45,547	25,000,000
			25,000,000
6/30/08	25,000,000	0	0

If the payment date falls on a holiday, it is to be paid on the following business day.